SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement.      |_|   Confidential, for use of the
|X|   Definitive proxy statement.             Commissioner only (as
|_|   Definitive additional                   permitted by Rule 14a-6(e)(2).
      materials.
|_|   Soliciting material pursuant
      to Rule 14a-11(c) or Rule
      14a-12.

                      WhiteRock Portfolio Investors, L.L.C.
                      -------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies: N/A
      (2)   Aggregate number of securities to which transaction applies: N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      (4)   Proposed maximum aggregate value of transaction: N/A
      (5)   Total fee paid: $0

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid: N/A
      (2)   Form, Schedule or Registration Statement No.: N/A
      (3)   Filing Party: N/A
      (4)   Date Filed: N/A

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.

                         825 N.E. Multnomah, Suite 1600
                           Portland, Oregon 97232-4116

                                  March 5, 2002

                            NOTICE OF SPECIAL MEETING

A special meeting of the Members, including any adjournment thereof (the "Meeting"), of WhiteRock Portfolio Investors, L.L.C., a Delaware limited liability company (the "Company"), will be held on Friday March 15, 2002 at 10:00 a.m. Central Prevailing Time, at the offices of Hudson Advisors LLC, the Company's Sub-Administrator, located at 600 North Pearl Street, Suite 1500, Dallas, Texas 75201, for the following purposes:

1.    To elect Frank H. Burkhartsmeyer and Bruce N. Williams, and reelect Neil
      A. Rue, as Managers of the Company;

2.    To transact such other business as may properly come before the Meeting.

Members of record at the close of business on March 1, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments thereof.

Your voting instructions are very important, regardless of the number of units of the Company you hold. In order to avoid the additional expense and delay of further solicitation, please complete, date, sign, and return the enclosed Voting Instruction Form today in the enclosed postage-paid envelope.

                              By Order of the Board of Managers

                              Steven R. Shearer
                              President

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.

                                 PROXY STATEMENT

             SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 15, 2002

A special meeting of the Members, including any adjournment thereof (the "Meeting"), of WhiteRock Portfolio Investors, L.L.C., a Delaware limited liability company (the "Company"), will be held on Friday March 15, 2002 at 10:00 a.m. Central Prevailing Time, at the offices of Hudson Advisors LLC, the Company's Sub-Administrator, located at 600 North Pearl Street, Suite 1500, Dallas, Texas 75201, for the following purposes:

1.    To elect Frank H. Burkhartsmeyer and Bruce N. Williams, and reelect Neil
      A. Rue, as Managers of the Company;

2.    To transact such other business as may properly come before the Meeting.

The Board of Managers (the "Board"), including a majority of those Managers who are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended (the 1940 Act"), solicits your proxy for use at the Meeting and recommends that you vote "for" Proposal No. 1.

                                GENERAL OVERVIEW

This proxy statement is furnished in connection with the solicitation by the Board of Managers of the Company of proxies to be voted at the Meeting to be held on March 15, 2002. The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting dated March 5, 2002. All capitalized terms used herein or in the Notice have the meanings assigned to them in the Company's Limited Liability Company Agreement ("Operating Agreement").

This proxy solicitation will be made primarily by mailing this proxy statement and the accompanying proxy card to Members commencing on March 5, 2002. Supplementary solicitations may be made by telephone, telegram or by personal interview. Hudson Advisors LLC (the "Sub-Administrator"), 600 North Pearl Street, Suite 1500, Dallas, Texas 75201, and Officers and Managers of the Company who participate in such solicitations will receive no special compensation for their services. The expenses of preparing and mailing this proxy statement and its enclosures and all other solicitation expenses will be paid by the Sub-Administrator.

If the enclosed proxy is executed properly and returned in time to be voted at the Meeting, and is not revoked, the Units represented thereby will be voted according to the instructions marked on the proxy. If no instructions are marked on an otherwise properly executed proxy, the Units represented thereby will be voted in favor of the proposals (and all sub-parts of each proposal) as listed on the Notice of Special Meeting.

Outstanding Units and Voting Requirements

The Board of Managers has fixed the close of business on March 1, 2002 as the Record Date for purposes of determining Members eligible to vote at the Meeting. As of March 1, 2002, there were 4,959,786 Units of the Company issued and outstanding. The PacifiCorp Master Retirement Trust is the only record holder of the Company that has a beneficial interest in 5% or more of the Company's outstanding Units. Only Units of record at the close of business on that date are entitled to notice of and to vote at the Meeting. Each such Member is entitled to one vote for each full Unit of participation, and a proportionate vote for each fractional Unit, of the Company held on the Record Date.

The holders of a majority of the outstanding Units of the Company must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of any business. If a quorum is present at the Meeting but sufficient votes to approve one or more of the items on the agenda are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those items. In so doing, the persons named as proxies will attempt to determine if an adjournment and additional Member solicitation are reasonable and in the best interest of Members, and will vote for or against adjournment accordingly. Any such adjournment will require the affirmative vote of a majority of the Units present at the Meeting or represented by proxy.

If the enclosed proxy is executed properly and returned in time to be voted at the Meeting, and is not revoked, the Units represented thereby will be voted according to the instructions marked on the proxy. The persons voted as proxies will use their best judgment in voting in connection with the transaction of such other business as may properly come before the Meeting. A Member giving a proxy may revoke it at any time before it is executed by a vote thereon by giving written notice of its revocation to the President or Secretary of the Company at the address indicated on the Notice of Special Meeting, by executing and delivering to the Company another proxy dated subsequent to the proxy to be revoked, or by attending the Meeting and voting thereon.

Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining the Units present at the Meeting. Abstentions will therefore have the effect of a "no" vote for purposes of obtaining the requisite approvals of the proposals before the Meeting.

The Company will promptly furnish a copy of its most recent annual report and the most recent semi-annual report to any Member upon request. Such requests should be directed to

                               Hudson Advisors LLC
                       600 North Pearl Street, Suite 1500
                               Dallas, Texas 75201
                              Attn: Rhonda Brittain

                                   PROPOSAL 1
             ELECTION OF ADDITIONAL PERSONS TO THE BOARD OF MANAGERS

The Board of Managers has approved for submission to Members Mr. Frank H. Burkhartsmeyer and Mr. Bruce N. Williams for election to fill the vacancies created on the Board by the recent resignations of Messrs. William Peressini and Craig Longfield. In addition, the Board has approved for submission to Members Mr. Neil A. Rue for reelection to the Board. Each nominee has indicated his willingness to serve if elected. Each nominee will hold office until his or her death, resignation, removal or dissociation as a Member and until his successor is elected and qualified.

Information on Messrs. Burhartsmeyer, Williams, and Rue, including their business experience during the past five years, is set forth below.

--------------------------------------------------------------------------------
Name, Address,   Position(s)     Term of Office  Principal         Other
Age              with Company    and Length of   Occupation(s)     Directorships
                                 Time Served     During Past 5     Held by the
                                                 Years             Manager or
                                                                   Nominee
--------------------------------------------------------------------------------
Frank H.         Nominee for     N/A             Manager,          None
Burhartsmeyer    Manager                         Pension and
10962 SW 109th                                   Investments
Avenue, Tigard,                                  and Corporate
Oregon 97223                                     Finance,
(37)                                             Treasury
                                                 Group,
                                                 PacifiCorp, an
                                                 electricity
                                                 company, from
                                                 July 2000 to
                                                 present;
                                                 Senior
                                                 Financial
                                                 Consultant,
                                                 Treasury
                                                 Group,
                                                 PacifiCorp,
                                                 February 1999
                                                 to July 2000;
                                                 Senior
                                                 Financial
                                                 Consultant,
                                                 Planning &
                                                 Financial
                                                 Analysis
                                                 Group,
                                                 PacifiCorp,
                                                 August, 1997
                                                 to February
                                                 1999;
                                                 Assistant Vice
                                                 President,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Corporate
                                                 Development
                                                 Group, U.S.
                                                 Bancorp, from
                                                 January 1997
                                                 to August 1997
--------------------------------------------------------------------------------
Bruce N.         Nominee for     N/A             Treasurer,        None
Williams         Manager                         PacifiCorp, an
7150 SE 27th                                     electricity
Avenue,                                          company, since
Portland,                                        February 2000;
Oregon 97202                                     Assistant
(43)                                             Treasurer,
                                                 PacifiCorp.,
                                                 previously
--------------------------------------------------------------------------------
Neil A. Rue      Manager         4 years         Senior            None.
5311 S.W. Dosch                                  Principal,
Road, Portland,                                  Pension
Oregon 97201                                     Consulting
(43)                                             Alliance, Inc.
                                                 (Portland,
                                                 Oregon)
--------------------------------------------------------------------------------

Messrs. Burkhartsmeyer, Williams and Rue do not own any Units of the Company.

The Company's Board of Managers has no separate nominating, compensation or audit committee, or any committee performing similar functions. The Board as a whole acts in these capacities.

As of March 1, 2002, all Managers and Officers of the Company as a group owned less than 1% of the Company's outstanding Units.

No per meeting attendance fees have been authorized for any of the Managers. The Company does not compensate or reimburse "disinterested" Board member for attendance at any regularly scheduled meeting of the Board or for any purpose. The Company has no bonus, profit-sharing, pension or retirement plan.

                                  OTHER MATTERS

The Board of Managers does not intend to present for action at the Meeting any business other than the matters described in the Notice of Special Meeting, and at the date of this Proxy Statement is not aware of any other matters that properly may be presented for action at the Meeting. If any other business not described herein should properly be brought before the Meeting, or if any procedural matters requiring a vote of Members should arise at the Meeting, the persons named as proxies or their substitutes will vote the Units represented by them in accordance with their best judgment.

                             NEXT MEETING OF MEMBERS

The Company is not required, and does not intend, to hold annual or other periodic meetings of Members except as required by the Investment Company Act. The next meeting of Members will be held at such time as the Board of Managers may determine or at such time as may be legally required. A proposal which a Member wishes to have included in the Company's proxy materials for such meeting must be received by the Company at its principal office within a reasonable time before the release of the Company's proxy soliciting materials with respect to such meeting, as determined by the Board of Managers. Any such proposal must comply with the requirements of applicable law and regulations governing both the eligibility of the proponent and the form and substance of the proposal.

All such Members are urged to mark, date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Dated: March 5, 2002

                                      PROXY
                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.

      I, a unitholder of WhiteRock Portfolio Investors, L.L.C. (the "Company"), hereby instruct Rhonda Brittain, my true and lawful attorney, to vote the units of beneficial interest of the Company as to which I am entitled to vote at the Special Meeting of unitholders of the Company to be held on March 15, 2002 at 10:00 a.m. Central Prevailing Time at the offices of Hudson Advisors, L.L.C., 600 North Pearl Street, Suite 1500, Dallas, Texas 75201, and at any adjournment thereof (the "Meeting").

      I hereby revoke any and all prior proxies with respect to such units previously given by me. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated March 5, 2002, which describe each of the proposals to be presented at the Meeting.

      The Board of Trustees of the Trust Recommends that You Vote for Proposal No. 1.

      THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

1.    To elect Messrs. Burhartsmeyer and Williams, and   For   Against   Abstain
      to reelect Mr. Rue, to the Board of Managers of    ---   -------   -------
      the Company                                        |_|     |_|       |_|

IN ITS DISCRETION, THE PROXY IS ENTITLED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING.

Date:____________________ , 2002

________________________________
Signature

Note: Please sign exactly as your name
appears hereon. If units are held
jointly, either holder may sign.
Corporate proxies should be signed by an authorized officer.

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY